UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2024

Monogram Orthopaedics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3919 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2024, Monogram Orthopaedics Inc., a Delaware corporation (the “Company”) issued a press release announcing, among other things, its financial results for the three months ended March 31, 2024. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On May 14, 2024, the Company issued a press release, providing certain operational highlights of the Company that occurred the three months ended March 31, 2024.

The Company plans to hold a conference call to discuss the matters set forth in the press release, followed by a question-and-answer period, on Wednesday, May 22, 2024 at 4:30 pm Eastern Time. Interested parties may participate by registering at https://streamyard.com/watch/wvMTc4vvHEgn, after which they will receive instructions on how to join participate in the meeting.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

By providing the information in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, the Company is not making an admission as to the materiality of any information herein. The information contained in this Current Report is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Current Report, except as may be required by law, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the press release, contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in the Company’s lack of profitability and need for additional capital to grow its business; the Company’s dependence on partners to further the development of its product candidates; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new product; the outcome of pending or future litigation; and the various risks and uncertainties described in the "Risk Factors" sections of the Company’s latest annual and quarterly reports and other filings with the SEC.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit index lists the exhibits that are either filed or furnished with the Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 14, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM ORTHOPAEDICS INC.

By:	/s/Benjamin Sexson
Name: Benjamin Sexson
Title: Chief Executive Officer

Dated: May 14, 2024